Statutory Prospectus Supplement dated May 18, 2020
The purpose of this supplement is to amend the current Statutory Prospectuses for Class R5 and Class R6 shares, as applicable, of the Funds listed below:
Invesco American Value Fund	Invesco Limited Term Municipal Income Fund
Invesco Comstock Fund	Invesco Municipal Income Fund
Invesco Dividend Income Fund	Invesco Small Cap Value Fund
Invesco Energy Fund	Invesco Technology Fund
Invesco High Yield Municipal Fund	Invesco Value Opportunities Fund
Invesco Intermediate Term Municipal Income Fund
This supplement amends the Statutory Prospectuses of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectuses and retain it for future reference.
As of May 15, 2020, the following funds are no longer included in the Statutory Prospectuses:
Invesco Gold & Precious Metals Fund
Invesco New York Tax Free Income Fund
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